DYNAMIC U.S. OPPORTUNITY FUND

Class I Shares: ICSIX

Class N Shares: ICSNX

Summary Prospectus      March 27, 2017

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 27, 2017, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.innealtafunds.com/funddocuments. You can also obtain these documents at no cost by completing a document request form on our web-site, www.innealtafunds.com or by calling 1-855-USE-ETFS or by sending an email request to innealtafunds@afamcapital.com.

Investment Objective. The investment objective of the Dynamic U.S. Opportunity Fund (the “Dynamic U.S. Opportunity Fund”) is capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Dynamic U.S. Opportunity Fund.

Shareholder Fees (fees paid directly from your investment)	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses	1.31%	1.31%
Acquired Fund Fees and Expenses(1)	0.17%	0.17%
Total Annual Fund Operating Expenses	2.73%	2.48%
Fee Waiver/Expense Reimbursement	(1.07%)	(1.07%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.66%	1.41%
(1)	This number represents the combined total fees and operating expenses of the Acquired Funds owned by the Dynamic U.S. Opportunity Fund and is not a direct expense incurred by the Dynamic U.S. Opportunity Fund or deducted from the Dynamic U.S. Opportunity Fund assets. Since this number does not represent a direct operating expense of the Dynamic U.S. Opportunity Fund, the operating expenses set forth in the Dynamic U.S. Opportunity Fund’s financial highlights do not include this figure.
(2)	Pursuant to an operating expense limitation agreement between AFAM Capital, Inc. (the Innealta Capital division) (the “Adviser”) and the Dynamic U.S. Opportunity Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Dynamic U.S. Opportunity Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Dynamic U.S. Opportunity Fund do not exceed 1.49% and 1.24%, of the Fund’s average net assets, for Class N and Class I shares, respectively, through March 31, 2018. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three fiscal year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap in effect at the time of the waiver and the expense cap in effect at the time of recapture.

Example. This Example is intended to help you compare the cost of investing in the Dynamic U.S. Opportunity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Dynamic U.S. Opportunity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Dynamic U.S. Opportunity Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through March 31, 2018. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class N	$169	$746	$1,350	$2,983
Class I	$144	$670	$1,224	$2,735

Portfolio Turnover. The Dynamic U.S. Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Dynamic U.S. Opportunity Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Dynamic U.S. Opportunity Fund’s portfolio turnover rate was 298% of the average value of the portfolio.

Principal Investment Strategies. Under normal market conditions, the Dynamic U.S. Opportunity Fund operates as a fund of funds, investing primarily in equity exchange-traded funds (“ETFs”) that offer exposure to domestic sector markets. The Dynamic U.S. Opportunity Fund may also invest in other categories of ETFs as described below, including those that offer exposure to domestic and international fixed income markets and those that offer exposure to alternative asset classes.  The Dynamic U.S. Opportunity Fund may also directly invest in derivative instruments such as futures contracts and options.

The Dynamic U.S. Opportunity Fund’s strategy is based on a proprietary dynamic asset allocation model (“Asset Allocation Model”) that normally advises upon potential investments in domestic sector equity markets based on the specific risk/reward characteristics (such as macro/micro economic factors and various measurable financial variables including but not limited to gross domestic product, profitability metrics, earnings expectations and volatility) of individual sector or sub-sector equity markets as defined by the Global Industry Classification Structure (“GICS”). GICS is a four-tiered, hierarchical industry classification system developed in 1999 by MSCI and Standard & Poor’s for use by the global financial community; it consists of 11 sectors, 24 industry groups, 68 industries and 157 sub-industries. The Dynamic U.S. Opportunity Fund’s equity exposures may include, but are not limited to, ETFs that invest in common and preferred stocks of all market capitalizations, convertible securities and rights and warrants listed on U.S. markets or non-U.S. markets. The Dynamic U.S. Opportunity Fund’s investments in equity markets include, but are not limited to: Consumer Discretionary, Consumer Staples, Energy, Financials, Health Care, Industrials, Information Technology, Materials, Real Estate, Telecom Services, and Utilities. The Dynamic U.S. Opportunity Fund also may invest in industry groups, industries and sub-industries (collectively, “sub-sectors”) of the sectors defined by GICS.

The Dynamic U.S. Opportunity Fund may invest in ETFs that offer exposure to domestic and international fixed income securities, such as bonds issued by governments, government agencies and/or corporations as well as asset-backed securities and floating-rate securities. Such ETFs may include fixed income investments of any maturity, duration or quality, including those that are rated below investment grade “junk bonds”. Note that the fixed income allocation is intended to be primarily, but not necessarily exclusively, domestic.

The Dynamic U.S. Opportunity Fund may invest in ETFs that offer exposure to various alternative asset classes, such as, but not limited to, commodities, real estate, currencies, derivatives, and volatility. The Dynamic U.S. Opportunity Fund may also invest in leveraged, inverse and inverse-leveraged ETFs in order to gain exposures to the referenced equity, fixed income and alterative asset classes. Further, the Dynamic U.S. Opportunity Fund may invest directly in certain derivatives, namely futures and options in order to achieve desired market exposures.

At least 80% of the Dynamic U.S. Opportunity Fund’s assets will be invested in accordance with the Fund’s name, specifically in ETFs that offer exposure to U.S.-based sectors, fixed income markets, and/or alternative asset classes and derivative instruments providing exposure to such U.S. based sectors, markets or asset classes.

Under normal market conditions, the Dynamic U.S. Opportunity Fund allocates at least a majority and up to 100% of its assets to equity ETFs that focus investment either directly or indirectly in an aforementioned sector (or sub-sector) markets.

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Also under normal market conditions:

  The Dynamic U.S. Opportunity Fund will target having approximately 98% of its assets in equity, fixed income and/or alternative asset class ETFs and derivative instruments.
  The Adviser does not anticipate investing generally more than 35% in any single sector or sub-sector equity market.
  The Fund may be invested in any number of sector and sub-sector equity markets, including none.
  The Fund’s portfolio will be comprised primarily of equity ETFs.

A small cash position, generally 1-2% is on hand at all times for flexibility, although the Dynamic U.S. Opportunity Fund reserves the right to invest 100% of its assets in ETFs or have less than 98% in such investments. For defensive purposes, the Fund may be invested up to 100% in fixed income or alternative asset class ETFs.

The Dynamic U.S. Opportunity Fund is actively managed and on a daily basis, the Adviser’s investment committee (the “Investment Committee”) analyzes variables that the Adviser believes have predictive capabilities with respect to equity performance. Where the Investment Committee finds the prospective risk-relative return of an equity-based ETF investing in a given sector to be superior to that of an ETF investing in the fixed income or alternative asset class categories, an allocation is made to the equity ETF. The Investment Committee may choose to aggregate exposures in order to achieve these desired exposures. In the absence of an attractive equity exposure, the allocation is made to fixed income or alternative asset class category ETF. The Adviser will make decisions to transact a security based on the Asset Allocation Model or if the Dynamic U.S. Opportunity Fund’s portfolio needs to be rebalanced. Decisions by the Adviser to transact other portfolio securities will be based upon the research, recommendations, and trading signals received from the Investment Committee.

This strategy seeks to provide excess returns relative to the Dynamic U.S. Opportunity Fund’s benchmark, the S&P 500 Index over periods of three years and longer, with risk levels commensurate with the level of performance, using diversification, active management, style integrity, minimized security selection risk and cost efficiency.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Dynamic U.S. Opportunity Fund. The principal risks of investing in the Dynamic U.S. Opportunity Fund are:

  General Risk. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Dynamic U.S. Opportunity Fund invests. There is risk that these and other factors may adversely affect the Dynamic U.S. Opportunity Fund’s performance. You could lose money by investing in the Dynamic U.S. Opportunity Fund.
  Exchange Traded Funds Risk. Investment in an exchange traded fund (“ETF”) carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.
  Equity Securities Risk. The Dynamic U.S. Opportunity Fund invests in ETFs that hold common stock, which subjects the Dynamic U.S. Opportunity Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the Dynamic U.S. Opportunity Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Dynamic U.S. Opportunity Fund’s investments goes down, your investment in the Dynamic U.S. Opportunity Fund decreases in value and you could lose money.
  Fixed Income Securities Risk. When the Dynamic U.S. Opportunity Fund invests in ETFs that own fixed income securities, the value of your investment in the Dynamic U.S. Opportunity Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and thus the value of ETFs that own fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities.
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  High Yield Risk. The Dynamic U.S. Opportunity Fund invests in ETFs that invest in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) which may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Dynamic U.S. Opportunity Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.
  Large-Cap Securities Risk. The Dynamic U.S. Opportunity Fund may invest in ETFs that hold stocks of large companies. Stocks of large companies as a group can fall out of favor with the market, causing the Dynamic U.S. Opportunity Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
  Small and Medium Sized Companies Risk. To the extent the Dynamic U.S. Opportunity Fund invests in the stocks of small and medium capitalization companies or ETFs that invest in such companies, the Dynamic U.S. Opportunity Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium sized companies may experience higher failure rates than do larger companies.
  Growth Risk. The Dynamic U.S. Opportunity Fund may invest in ETFs that invest in companies that appear to be growth. Growth companies are those that the Adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the Adviser’s perceptions of an ETF’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Dynamic U.S. Opportunity Fund’s return.
  Fund of Funds Risk. The Dynamic U.S. Opportunity Fund is a “fund of funds,” a term typically used to describe an investment company whose principal investment strategy involves investing in other investment companies, such as ETFs. The cost of investing in the Dynamic U.S. Opportunity Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. Investors in the Dynamic U.S. Opportunity Fund will indirectly bear fees and expenses charged by the ETFs in which a Fund invests in addition to the Fund’s direct fees and expenses. The Dynamic U.S. Opportunity Fund also will incur brokerage costs when it purchases ETFs. The ETFs in which the Dynamic U.S. Opportunity Fund invests will not be able to replicate exactly the performance of the benchmarks they track because of transaction costs incurred in adjusting the actual balance of the securities and because the ETFs will incur expenses not incurred by their applicable benchmarks.
  Portfolio Turnover Risk. The Dynamic U.S. Opportunity Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover may cause the Dynamic U.S. Opportunity Fund to incur higher brokerage costs, which may adversely affect the Dynamic U.S. Opportunity Fund’s performance, and may produce increased taxable distributions.
  Sector Risk. Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector-specific market or economic developments. The Dynamic U.S. Opportunity Fund may be overweight in certain sectors at various times.
  Interest Rate Risk. The risks associated with the Dynamic U.S. Opportunity Fund include interest rate risk, which means that the prices of the Dynamic U.S. Opportunity Fund’s fixed income ETF investments are likely to fall if interest rates rise.
  Management Risk. Management risk is the risk that the investment process used by the Dynamic U.S. Opportunity Fund’s portfolio manager could fail to achieve the Dynamic U.S. Opportunity Fund’s investment goal and cause an investment in the Dynamic U.S. Opportunity Fund to lose value.
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  Leveraged, Inverse and Inverse-Leveraged ETF Risk. If you invest in the Dynamic U.S. Opportunity Fund, you are exposed to the risks associated with leveraged, inverse and inverse-leveraged ETFs. Leveraged and inverse products are unique and involve additional risks and considerations not present in traditional investments. This includes the risk that an increase in the daily performance of an index corresponding to a leveraged, inverse and inverse-leveraged ETF will be leveraged. This means that the Dynamic U.S. Opportunity Fund’s investment in such ETF may be reduced by an amount equal to 3% for every 1% daily increase, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower the Dynamic U.S. Opportunity Fund’s investment. On any given day, an investment in a leveraged or inverse product may produce a return very similar to the stated objective. However, because of the structure of these products, their rebalancing methodologies, and the math of compounding, extended holdings beyond one day or month, depending on the investment objective, can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period of time. This difference in results can be magnified in volatile markets. Further, investments in leveraged, inverse and inverse-leveraged ETFs that are held for longer periods, may have performance higher or lower than the index return times the fund multiple, due to compounding.
  Real Estate Investment Risk. The Dynamic U.S. Opportunity Fund may have investments in securities issued by, and/or have exposure to, commercial and residential real estate companies. Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.
  Commodities Risk. Investing in the commodities markets (indirectly) may subject the Dynamic U.S. Opportunity Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
  High Volatility in Rising Markets Risk. The Dynamic U.S. Opportunity Fund may invest in volatility ETFs which in periods of high volatility, the will rebalance its portfolio and decrease exposure to the stock component of the ETF and increase its exposure to cash. Due to such ETF’s increased exposure to the cash during such time periods, the Fund would not be expected to gain the full benefit of rising equity markets if such market conditions were also accompanied by high volatility.
  Derivatives Risk. The Dynamic U.S. Opportunity Fund may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines. The Dynamic U.S. Opportunity Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.
  Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Dynamic U.S. Opportunity Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Dynamic U.S. Opportunity Fund or its service providers can result in, among other things, financial losses to the Dynamic U.S. Opportunity Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Dynamic U.S. Opportunity Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Dynamic U.S. Opportunity Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

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Performance. The bar chart illustrates the risks of investing in the Dynamic U.S. Opportunity Fund by showing how the Dynamic U.S. Opportunity Fund’s average annual returns for each calendar year since the Dynamic U.S. Opportunity Fund’s inception compare with those of a broad measure of market performance. The Average Annual Total Returns table also demonstrates these risks by showing how the Dynamic U.S. Opportunity Fund’s average annual returns compare with those of a securities market index and an additional blended index over various periods of time. The indexes have characteristics relevant to the Dynamic U.S. Opportunity Fund’s investment strategies. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Dynamic U.S. Opportunity Fund will perform in the future. Updated performance information will be available at no cost by calling the Dynamic U.S. Opportunity Fund toll-free at 1-855-USE-ETFS.

Class I Shares1

Calendar Year Returns as of December 31,

During the period shown in the bar chart, the best performance for a quarter was 7.23% (for the quarter ended March 31, 2016). The worst performance was -3.74% (for the quarter ended September 30, 2015).

Average Annual Total Returns for the periods ended December 31, 2016

	One Year	Five Year	Since Inception*
Class I Shares
Return Before Taxes	17.91%	4.30%	4.29%
Return After Taxes on Distributions	17.00%	3.35%	3.34%
Return After Taxes on Distributions and Sale of Fund Shares	10.32%	2.91%	2.90%
Class N Shares
Return Before Taxes	17.66%	4.04%	4.03%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	14.65%
Dynamic U.S. Opportunity Blend Index 70/30 ** (reflects no deduction for fees, expenses or taxes)	9.07%	10.26%	10.26%
Former Innealta Sector Rotation Blend Index 70/30 ** (reflects no deduction for fees, expenses or taxes)	9.07%	10.26%	10.26%

* The Class I and Class N shares of the Dynamic U.S. Opportunity Fund commenced operations on December 30, 2011.

**	Effective March 29, 2017 the Fund has changed its secondary blended benchmark to reflect the fact that the Fund’s fixed income exposures are primarily domestic. The updated Dynamic U.S. Opportunity Blend Index 70/30 represents a blend of 70% S&P 500 Total Return Index / 30% Bloomberg Barclays US Aggregate Index. The former Innealta Capital Sector Blend Index 70/30 represented a blend of 70% S&P 500 Total Return Index / 30% Bloomberg Barclays Global Aggregate Index Unhedged (USD). Going forward, the chart will only show the returns of the updated Dynamic U.S. Opportunity Blend Index 70/30.

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1 The returns shown in the bar chart are for Class I shares. The performance of and Class N shares will differ due to differences in expenses.

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After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. If you own shares of the Dynamic U.S. Opportunity Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After tax returns are shown for only Class I Shares and after tax returns for Class N Shares will vary.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The Dynamic U.S. Opportunity Blend Index 70/30 represents a blend of 70% S&P 500 Total Return Index and 30% Bloomberg Barclays US Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented.

Investment Adviser. AFAM Capital, Inc., (the Innealta Capital division) serves as the Dynamic U.S. Opportunity Fund’s investment adviser (the “Adviser”).

Portfolio Manager. The following serves as the Dynamic U.S. Opportunity Fund’s portfolio manager:

Portfolio Manager	Primary Title	With the Fund Since:
Vito Sciaraffia., Ph.D.	Chief Investment Officer and Portfolio Manager of the Adviser	October 2015

Purchase and Sale of Fund Shares. You may conduct transactions by mail (Dynamic U.S. Opportunity Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha NE 68130), or by telephone at 1-855-USE-ETFS. Investors who wish to purchase or redeem Dynamic U.S. Opportunity Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in each share class of the Dynamic U.S. Opportunity Fund is $100,000 for Class I shares and $5,000 for and Class N shares, with a minimum subsequent investment of $1,000 for shares and Class N shares. There is no minimum subsequent investment amount for Class I shares. The Dynamic U.S. Opportunity Fund may waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Tax Information. The Dynamic U.S. Opportunity Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Dynamic U.S. Opportunity Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Dynamic U.S. Opportunity Fund and its related companies may pay the intermediary for the sale of Dynamic U.S. Opportunity Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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